SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

                       THE ADVISORS' INNER CIRCLE FUND II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)       Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
        2)       Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
        4)       Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
        5)       Total fee paid:

--------------------------------------------------------------------------------


[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:

--------------------------------------------------------------------------------
        2)       Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
        3)       Filing Party:

--------------------------------------------------------------------------------
        4)       Date Filed:

          THE ADVISORS' INNER CIRCLE FUND II (FORMERLY, THE ARBOR FUND)

                          Champlain Small Company Fund
                           Reaves Select Research Fund
              Hancock Horizon Treasury Securities Money Market Fund
                  Hancock Horizon Tax Exempt Money Market Fund
                   Hancock Horizon Strategic Income Bond Fund
                           Hancock Horizon Value Fund
                           Hancock Horizon Growth Fund
                         Hancock Horizon Burkenroad Fund

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 18, 2005

         Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of The Advisors' Inner Circle Fund II (the "Trust") will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on February 18, 2005 at 11:00 a.m. Eastern Time. The Special Meeting is being called for the purpose of considering the proposal set forth below and to transact such other business as may be properly brought before the Special Meeting.

PROPOSAL:  To elect members to the Board of Trustees of the Trust.

         Only shareholders of the Trust at the close of business on December 23, 2004, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

         SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                        By Order of the Trustees,

                                        /s/ James F. Volk

                                        James F. Volk
                                        President

Dated: January 6, 2005

          THE ADVISORS' INNER CIRCLE FUND II (FORMERLY, THE ARBOR FUND)

                          Champlain Small Company Fund
                           Reaves Select Research Fund
              Hancock Horizon Treasury Securities Money Market Fund
                  Hancock Horizon Tax Exempt Money Market Fund
                   Hancock Horizon Strategic Income Bond Fund
                           Hancock Horizon Value Fund
                           Hancock Horizon Growth Fund
                         Hancock Horizon Burkenroad Fund

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                           --------------------------
                                 PROXY STATEMENT
                           --------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 18, 2005

        This proxy statement is furnished by the Board of Trustees of The Advisors' Inner Circle Fund II (the "Trust") in connection with the solicitation of proxies for use at the special meeting of shareholders (the "Special Meeting") of the Trust to be held on Friday, February 18, 2005, at 11:00 a.m. Eastern Time, or at any adjournment thereof, at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. It is expected that the Notice of Special Meeting, this proxy statement, and a proxy card will be mailed to shareholders on or about January 6, 2005.

SUMMARY

         At the Special Meeting, all shareholders will be asked to vote to elect members to the Board of Trustees of the Trust. If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy by mail, telephone or Internet allowing sufficient time for the proxy to be received on or before the date of the Special Meeting. If your proxy is properly returned by that date, shares represented by your proxy will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the proxy with respect to a proposal, the proxy will be voted FOR the approval of the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy, or by attending and voting at the Special Meeting.

         The close of business on December 23, 2004 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, the Trust's net assets and the approximate number shares outstanding were as follows:



FUND                                                                    NET ASSETS ($)           SHARES OUTSTANDING
                                                                       ---------------           ------------------
Champlain Small Company Fund ........................................     2,103,611.98                 207,396.4400
Reaves Select Research Fund .........................................     7,622,690.00                 762,564.2620
Hancock Horizon Treasury Securities Money Market Fund ...............   318,177,995.74             318,177,997.7400
Hancock Horizon Tax Exempt Money Market Fund ........................              N/A                         N/A
Hancock Horizon Strategic Income Bond Fund ..........................    67,754,476.53               4,355,566.1120
Hancock Horizon Value Fund ..........................................    81,252,877.62               3,582,407.3460
Hancock Horizon Growth Fund .........................................    53,534,298.38               3,192,103.8280
Hancock Horizon Burkenroad Fund .....................................     7,814,107.78                 314,567.8020


EXPENSES

         The expenses of the Special Meeting will be borne proportionately by each series of the Trust based on the assets of such series. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust.

         UPON REQUEST, THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A SHAREHOLDER. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS MAY BE OBTAINED BY WRITING TO THE TRUST C/O SEI INVESTMENTS COMPANY, ONE FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456 OR BY CALLING 1-877-446-3863.


                             DISCUSSION OF PROPOSAL

INTRODUCTION

         At the Special Meeting, it is proposed that ten Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Robert A. Nesher, William M. Doran, John T. Cooney, Robert A. Patterson, Eugene B. Peters, James M. Storey, George J. Sullivan, Betty L. Krikorian, Charles E. Carlbom, and Mitchell A. Johnson (each a "Nominee" and collectively, the "Nominees"). FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES.

GENERAL INFORMATION

         The Trust's Board of Trustees currently consists of seven Trustees, five of whom have been elected by shareholder vote and two of whom have been appointed by the Board. At a meeting held on November 16, 2004, the Board of Trustees approved the nomination of Robert A. Nesher, William M. Doran, John T. Cooney, Robert A. Patterson, Eugene B. Peters, James M. Storey, and George J. Sullivan, each of whom is a current member of the Board. If approved by shareholders at the Special Meeting, they will continue to serve as members of the Board of Trustees of the Trust. At the meeting, the Board of Trustees also approved the nomination of Betty L. Krikorian, Charles E. Carlbom, and Mitchell
A. Johnson, each a Trustee candidate ("Candidate") to the Board. If approved by shareholders at the Special Meeting, the Candidates will begin serving as members of the Board of Trustees of the Trust immediately following the Special Meeting.

         You are being asked to approve the election of the Nominees as Trustees of the Trust to 1) ensure there is a sufficient number of independent Trustees to permit the Trust to rely on certain exemptive rules, and 2) satisfy certain requirements of Section 16 of the Investment Company Act of 1940, as amended (the "1940 Act").

         The SEC recently adopted certain amendments to rules under the 1940 Act which permit an investment company to rely on certain exemptive rules IF at least 75% of the members of such company's Board is independent. Currently, only 71% of the Trust's Board members are independent. If all of the Nominees are approved, including each Candidate, 80% of the Board's members will be independent immediately following the Special Meeting.

         Section 16(a) of the 1940 Act generally requires the trustees of an investment company be elected by shareholder vote. Section 16(a) provides, however, that trustees may be appointed without the election by shareholders if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. Currently, five of the seven Trustees have been elected by shareholders. If the three Candidates were appointed to the Board, immediately following such appointment only five of ten, or one-half, of the Board would be elected by shareholder vote, thus failing to meet the two-thirds requirement. Accordingly, the Board has determined that it would be in the best interests of shareholders to call a special meeting at this time and recommend the election by shareholders of each Nominee.

         Each of the Nominees has consented to being named in this proxy statement and serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until the earlier of his resignation or his successor is duly appointed or elected and qualified.

INFORMATION REGARDING TRUSTEES AND NOMINEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The persons currently serving as trustees of the Trust additionally serve in the same capacity for three other Trusts operating as investment companies: The Advisors' Inner Circle Fund, The MDL Funds and Expedition Funds. If elected by shareholders, the nominees would serve in the same capacity for the Trust, and are expected to serve as Trustees of these other Trusts, subject to election by shareholders of each other Trust, respectively. Because of the common membership of each of these Trust's respective Board of Trustees, regular meetings of the Board of Trustees are held jointly for these Trusts to tend to the business of each respective Trust. However, other than sharing the same administrator and distributor and having the same members on each Trust's Board of Trustees, the Trusts have no relationship with each other. The table below provides basic information about each Nominee and each current Trustee. The "Fund Complex" consists of each separate series ("Fund") within the Trust. The mailing address for each Nominee, except William M. Doran, is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The mailing address for Mr. Doran is 1701 Market Street, Philadelphia, Pennsylvania 19103. The following information is provided for each Nominee:



                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                IN FUND
                                                                                COMPLEX
                                                        PRINCIPAL               OVERSEEN           OTHER DIRECTORSHIPS
                  POSITION(S)     TERM OF OFFICE      OCCUPATION(S)            BY TRUSTEE            HELD BY TRUSTEE
                   HELD WITH      AND LENGTH OF        DURING PAST             OR NOMINEE              OR NOMINEE
NAME AND AGE       THE TRUST       TIME SERVED          5 YEARS                FOR TRUSTEE            FOR TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR INTERESTED TRUSTEES (CURRENTLY SERVE AS INTERESTED TRUSTEES)*
-----------------------------------------------------------------------------------------------------------------------------

William M. Doran,   Trustee        No set term;        Self-employed               8         Director of SEI Investments
64                                 served since 1992   Consultant since                      Company, SEI Investments
                                                       2003. Partner,                        Distribution Co. Trustee of
                                                       Morgan, Lewis &                       The Advisors' Inner Circle
                                                       Bockius LLP (law                      Fund, Expedition Funds, The
                                                       firm) from 1976 to                    MDL Funds, SEI Asset
                                                       2003, counsel to                      Allocation Trust, SEI Daily
                                                       the Trust, SEI                        Income Trust, SEI
                                                       Investments, the                      Institutional International
                                                       Administrator and                     Trust, SEI Institutional
                                                       the Distributor.                      Investments Trust, SEI
                                                                                             Institutional Managed Trust,
                                                                                             SEI Index Funds, SEI Liquid
                                                                                             Asset Trust and SEI Tax Exempt
                                                                                             Trust


Robert A. Nesher,   Chairman of    No set term;        Currently performs          8         Trustee of The Advisors' Inner
58                  the Board of   served since 1991   various services on                   Circle Fund, Bishop Street
                    Trustees                           behalf of SEI                         Funds, Expedition Funds, The
                                                       Investments for                       MDL Funds, SEI Global Master
                                                       which Mr. Nesher is                   Fund, plc, SEI Global Assets
                                                       compensated.                          Fund, plc, SEI Global
                                                                                             Investments Fund, plc, SEI
                                                                                             Investments Global, Limited,
                                                                                             SEI Absolute Return Master
                                                                                             Fund, L.P., SEI Opportunity
                                                                                             Master Fund, L.P., SEI
                                                                                             Absolute Return Fund, L.P.,
                                                                                             SEI Opportunity Fund, L.P.,
                                                                                             SEI Asset Allocation Trust,
                                                                                             SEI Daily Income Trust, SEI
                                                                                             Institutional International
                                                                                             Trust, SEI Institutional
                                                                                             Investments Trust, SEI
                                                                                             Institutional Managed Trust,
                                                                                             SEI Liquid Asset Trust and SEI
                                                                                             Tax Exempt Trust
-----------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR INDEPENDENT TRUSTEES (CURRENTLY SERVE AS INDEPENDENT TRUSTEES)*
-----------------------------------------------------------------------------------------------------------------------------

John T. Cooney, 77  Trustee        No set term;        N/A                         8         Trustee of The Advisors' Inner
                                   served since 1993                                         Circle Fund, The MDL Funds,
                                                                                             and the Expedition Funds

                                       3



                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                IN FUND
                                                                                COMPLEX
                                                        PRINCIPAL               OVERSEEN           OTHER DIRECTORSHIPS
                  POSITION(S)     TERM OF OFFICE      OCCUPATION(S)            BY TRUSTEE            HELD BY TRUSTEE
                   HELD WITH      AND LENGTH OF        DURING PAST             OR NOMINEE              OR NOMINEE
NAME AND AGE       THE TRUST       TIME SERVED          5 YEARS                FOR TRUSTEE            FOR TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Robert A.           Trustee        No set term;        Pennsylvania State          8         Director, Pennsylvania
Patterson, 87                      served since 1993   University, Senior                    Research Corp.  Member and
                                                       Vice President,                       Treasurer (Emeritus), Board of
                                                       Treasurer                             Trustees of Grove City
                                                       (Emeritus);                           College. Trustee of The
                                                       Financial and                         Advisors' Inner Circle Fund,
                                                       Investment                            The MDL Funds, and the
                                                       Consultant,                           Expedition Funds
                                                       Professor of
                                                       Transportation
                                                       since 1984


Eugene B. Peters,   Trustee        No set term;        Private investor            8         Trustee of The Advisors' Inner
75                                 served since 1993   from 1987 to present                  Circle Fund, The MDL Funds,
                                                                                             and the Expedition Funds


James M. Storey,    Trustee        No set term;        Attorney, Solo              8         Trustee of The Advisors' Inner
73                                 served since 1994   Practitioner since                    Circle Fund, The MDL Funds,
                                                       1994                                  the  Expedition Funds, State Street
                                                                                             Research Funds, Massachusetts Health
                                                                                             and Education Tax-Exempt Trust, SEI
                                                                                             Asset Allocation Trust, SEI Daily
                                                                                             Income Trust, SEI Index Funds,
                                                                                             SEI Institutional International
                                                                                             Trust, SEI Institutional Investments
                                                                                             Trust, SEI Institutional Managed
                                                                                             Trust, SEI Liquid Asset Trust
                                                                                             and SEI Tax Exempt Trust


George J.           Trustee        No set term;        Chief Executive             8         Trustee, State Street
Sullivan, 62                       served since 1999   Officer, Newfound                     Navigator Securities Lending
                                                       Consultants Inc.                      Trust.  Trustee of The
                                                       since April 1997                      Advisors' Inner Circle Fund, The
                                                                                             MDL Funds, the Expedition
                                                                                             Funds, SEI Absolute Return
                                                                                             Master Fund, LP, SEI Asset
                                                                                             Allocation Trust,
                                                                                             SEI Daily Income Trust,
                                                                                             SEI Index Funds, SEI Institutional
                                                                                             International Trust, SEI
                                                                                             Institutional Investments
                                                                                             Trust, SEI Institutional
                                                                                             Managed Trust, SEI Liquid
                                                                                             Asset Trust, SEI Opportunity
                                                                                             Master Fund and SEI Tax
                                                                                             Exempt Trust

-----------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR INDEPENDENT TRUSTEES (CURRENTLY CANDIDATES)*
-----------------------------------------------------------------------------------------------------------------------------

Betty L.            N/A            N/A                 Self-Employed Legal         8         N/A
Krikorian, 61                                          and Financial
                                                       Services Consultant
                                                       since 2003. State
                                                       Street Bank Global
                                                       Securities and Cash
                                                       Operations from
                                                       1995 to 2003.


Charles E.          N/A            N/A                 Self-Employed               8         Director, Crown Pacific Inc.
Carlbom, 70                                            Business
                                                       Consultant,
                                                       Business Projects
                                                       Inc. since 1997.
                                                       CEO and President,
                                                       United Grocers Inc.
                                                       from 1997 to 2000.


Mitchell A.         N/A            N/A                 Retired.                    8         Director, Federal Agricultural
Johnson, 62                                                                                  Mortgage Corporation

                                       4

-------------
* Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." Mssrs. Doran and Nesher are deemed interested Trustees by virtue of their affiliation with the Trust's Distributor.

COMPENSATION OF TRUSTEES AND OFFICERS

         The officers of the Trust do not receive any direct compensation from the Trust. Each Trustee who is not an officer, employee or director of the investment adviser to any Fund or its affiliates receives an aggregate annual fee plus a fee per meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings) from the Trust. Payment of such fees and expenses is allocated between each respective Fund. The aggregate compensation payable by the Trust to each of the Trustees serving during the fiscal year ended January 31, 2004 is set forth in the compensation table below.



                                                              PENSION OR                                       TOTAL
                                                              RETIREMENT                                   COMPENSATION
                                      AGGREGATE                BENEFITS           ESTIMATED ANNUAL       FROM FUND AND FUND
                                COMPENSATION FROM THE      ACCRUED AS PART          BENEFITS UPON         COMPLEX PAID TO
       NAME OF TRUSTEE                  TRUST              OF FUND EXPENSES          RETIREMENT               TRUSTEE*
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------
William M. Doran                          $0                     N/A                     N/A                     $0
Robert A. Nesher                          $0                     N/A                     N/A                     $0

------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------
John T. Cooney                          $3,264                   N/A                     N/A                    $3,264
Robert A. Patterson                     $3,264                   N/A                     N/A                    $3,264
Eugene B. Peters                        $3,264                   N/A                     N/A                    $3,264
James M. Storey                         $3,264                   N/A                     N/A                    $3,264
George J. Sullivan                      $3,264                   N/A                     N/A                    $3,264

-----------
* The Trust is the only investment company in the "Fund Complex."

OWNERSHIP OF FUND SECURITIES

         The table below shows the dollar range of equity securities beneficially owned by each Nominee as of December 31, 2003:


                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                        SECURITIES IN ALL FUNDS OVERSEEN OR
                                                                                            TO BE OVERSEEN BY TRUSTEE OR
                                             DOLLAR RANGE OF EQUITY                       NOMINEE IN FAMILY OF INVESTMENT
       NAME OF NOMINEE                       SECURITIES IN THE FUND                                  COMPANIES
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------
William M. Doran                                      None                                              None
Robert A. Nesher                                      None                                              None

INDEPENDENT TRUSTEES:
John T. Cooney                                        None                                              None
Robert A. Patterson                                   None                                              None
Eugene B. Peters                                      None                                              None
James M. Storey                                       None                                              None
George J. Sullivan                                    None                                              None
Betty L. Krikorian                                    None                                              None
Charles E. Carlbom                                    None                                              None
Mitchell A. Johnson                                   None                                              None

                                       5

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

         MEETINGS OF THE BOARD OF TRUSTEES. During each Fund's most recently completed fiscal year, the Board of Trustees met four times. All of the Trustees attended every meeting.

         AUDIT COMMITTEE. The Board of Trustees has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. The Independent Trustees, Messrs. Cooney, Patterson, Peters, Storey and Sullivan, currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times during each Fund's most recently completed fiscal year.

         NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee has adopted a charter, a copy of which is attached hereto as Exhibit A. It is the Nominating Committee's policy to review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's office. The Nominating Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership. As of the date of this Proxy Statement, the Nominating Committee has not adopted such specific qualifications. The Independent Trustees, Messrs. Cooney, Patterson, Peters, Storey and Sullivan, currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during each Fund's most recently completed fiscal year.

         FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, an Interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and did not meet during each Fund's most recently completed fiscal year.

COMMUNICATIONS WITH THE BOARD

         Shareholders wishing to submit written communications to the Board should send their communications to SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

         At the meeting of the Board of Trustees held on November 16, 2004, the Board of Trustees voted to approve a Special Shareholder Meeting to elect each of the Nominees as a Trustee of the Trust. Prior to such meeting, the Board met several times to consider approximately ten new Trustee candidates. Before making its final recommendation, the Board conducted two in-person interviews with each Candidate. The Board also considered, among other factors, each Nominee's experience, qualifications, and willingness to serve as Trustees for other Trusts administered by SEI Investments Global Funds Services, and determined that each Nominee is qualified to serve or continue to serve as a Trustee. In voting to approve the Nominees, the Board of Trustees also considered various matters related to the management and long-term welfare of the Trust.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

         At the Special Meeting, it is proposed that ten Trustees be elected to hold office until their successors are duly elected and qualified. The election of Trustees requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by proxy at the Special Meeting. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Robert A. Nesher, William M. Doran, John T. Cooney, Robert A. Patterson, Eugene B. Peters, James
M. Storey, George J. Sullivan, Betty L. Krikorian, Charles E. Carlbom, and Mitchell A. Johnson. If you return your proxy but give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Trust, the current Boards of Trustees will remain in place and will consider alternative nominations.


                    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                          VOTE FOR EACH OF THE NOMINEES

                             ADDITIONAL INFORMATION

EXECUTIVE OFFICERS OF THE TRUST

         Information about the Trust's current principal executive officers is set forth below. The mailing address of each officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.



                                                  TERM OF                                                        NUMBER OF
                                                 OFFICE AND                                                     FUNDS IN THE
                              POSITION WITH       LENGTH OF         PRINCIPAL OCCUPATION DURING                 FUND COMPLEX
     NAME AND AGE               THE TRUST       TIME SERVED            THE PAST FIVE YEARS                     TO BE OVERSEEN
-----------------------------------------------------------------------------------------------------------------------------

James F. Volk, 42          President            No set term;   Senior Operations Officer, SEI Funds                 8
                                                served since   Accounting and Administration since 1996.
                                                2003


Peter Golden, 40           Controller and       No set term;   Director of Global Fund Services since June          8
                           Chief Financial      served since   2001.  Vice President of Funds
                           Officer              2003           Administration for J.P. Morgan Chase & Co.
                                                               from 2000 to 2001.  Vice President of
                                                               Pension and Mutual Fund Accounting for
                                                               Chase Manhattan Bank from 1997 to 2000.


William E. Zitelli, Jr.,   Chief Compliance     No set term;   Employed by SEI Investments Company from             8
36                         Officer              served since   2000 to 2004.  Vice President, Merrill
                                                2004           Lynch & Co. Asset Management Group from
                                                               1998 to 2000.


James Ndiaye, 36           Vice President and   No set term;   Employed by SEI Investments Company since            8
                           Secretary            served since   October 2004.  Vice President, Deutsche
                                                2004           Asset Management from 2003 to 2004.
                                                               Associate, Morgan, Lewis & Bockius, LLP
                                                               from 2000 to 2003.  Counsel, Assistant Vice
                                                               President, ING Variable Annuities Group
                                                               from 1999 to 2000.


Timothy D. Barto, 36       Vice President and   No set term;   Employed by SEI Investments Company since            8
                           Assistant Secretary  served since   October 1999. General Counsel, Vice
                                                1999           President and Secretary of the
                                                               Administrator since 2004 and Vice President
                                                               of SEI Investments Distribution Company,
                                                               1999-2003.  Associate, Dechert Price &
                                                               Rhoads (law firm), 1997-1999.


John Munera, 42            Vice President and   No set term;   Middle Office Compliance Officer at SEI              8
                           Assistant Secretary  served since   Investments since 2000.  Supervising
                                                2002           Examiner at Federal Reserve Bank of
                                                               Philadelphia from 1998 to 2000.


Philip T. Masterson, 40    Vice President and   No set term;   Employed by SEI Investments Company since            8
                           Assistant Secretary  served since   August 2004. General Counsel, Citco Mutual
                                                2004           Fund Services from 2003 to 2004.
                                                               OppenheimerFunds, Vice President and Assistant
                                                               Counsel from 1997 to 2001 and Vice President and
                                                               Associate Counsel from 2001 to 2003.



TRUSTEE AND OFFICER FUND OWNERSHIP

         As of the Record Date, the Trust's Trustees and officers, collectively, owned less than one percent (1%) of the outstanding shares of the Trust.

INVESTMENT ADVISERS

         The following investment advisers provide investment management services to each of the Funds:



FUND                                                                      INVESTMENT ADVISER AND ADDRESS
-------------------------------------------------------------------------------------------------------------------

Champlain Small Company Fund                                            Champlain Investment Partners, LLC
                                                                        346 Shelburne Road
                                                                        Burlington, VT 05401


Reaves Select Research Fund                                             W.H. Reaves & Co., Inc.
                                                                        10 Exchange Place
                                                                        18th Floor
                                                                        Jersey City, NJ 07302


Hancock Horizon Treasury Securities Money Market Fund                   Horizon Advisers
Hancock Horizon Tax Exempt Money Market Fund                            One Hancock Plaza
Hancock Horizon Strategic Income Bond Fund                              P.O. Box 4019
Hancock Horizon Value Fund                                              Gulfport, MS 39502-4019
Hancock Horizon Growth Fund
Hancock Horizon Burkenroad Fund



DISTRIBUTOR AND PRINCIPAL UNDERWRITER

         SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, acts as the distributor of the Funds.

ADMINISTRATOR

         SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator.

5% SHAREHOLDERS

         As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the outstanding shares of each fund of the Trust, as described below. The Funds do not know whether the shares referred to above were beneficially owned by the persons listed below, or whether the shares were held in such persons' accounts for their fiduciary, agency or custodial customers.





                                      NAME AND ADDRESS OF           NUMBER OF                PERCENTAGE OF FUND'S
        FUND AND CLASS                    SHAREHOLDER             SHARES OWNED                OUTSTANDING SHARES
------------------------------------------------------------------------------------------------------------------------------

Champlain Small Company Fund      Capinco                          92,783.1340                      44.73%
                                  P.O. Box 1787
                                  Milwaukee, WI 53201-1787


                                  Suzanne C. Brayman               91,310.4350                      44.03%
                                  657 Tewkesbury Lane
                                  Severna Park, MD 21146-3535


                                  Band & Co                        16,316.8430                       7.87%
                                  P.O. Box 1787
                                  Milwaukee, WI 53201-1787


Reaves Select Research Fund       Lafayette College                493,388.967                         65%
                                  Kirby Prof 536130
                                  6 Markle Hall
                                  Easton, PA 18042-1779


                                  Lafayette College                119,435.019                         16%
                                  Kirby Sportsctr 536140
                                  6 Markle Hall
                                  Easton, PA 18042-1779



                                      NAME AND ADDRESS OF           NUMBER OF                PERCENTAGE OF FUND'S
        FUND AND CLASS                    SHAREHOLDER             SHARES OWNED                OUTSTANDING SHARES
------------------------------------------------------------------------------------------------------------------------------
                                  Lafayette College                 49,617.125                          7%
                                  Kirby FDN2 536137
                                  6 Markle Hall
                                  Easton, PA 18042-1779


                                  Lafayette College                 37,924.862                          5%
                                  Kirby Maint 536132
                                  6 Markle Hall
                                  Easton, PA 18042-1779


                                  Lafayette College                 34,617.436                          5%
                                  Simon Prog 536134
                                  6 Markle Hall
                                  Easton, PA 18042-1779


Hancock Horizon Treasury          Hanco                         118,384,949.79                      98.12%
Securities Money Market Fund -    P.O. Box 4019
Trust Class                       Gulfport, MS 39502-4019


Hancock Horizon Treasury          Hanco                          52,385,472.28                      93.53%
Securities Money Market Fund -    P.O. Box 4019
Institutional Sweep Class         Gulfport, MS 39502-4019


                                  Hancock Bank 401K Plan          2,830,000.94                       5.05%
                                  P.O. Box 4019
                                  Gulfport, MS 39502


Hancock Horizon Treasury          Hanco                         121,524,549.71                      85.86%
Securities Money Market Fund -    P.O. Box 4019
Class A                           Gulfport, MS 39502-4019


                                  NFSC                           18,649,143.03                      13.18%
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


Hancock Horizon Strategic         Hanco                          3,606,824.512                      93.35%
Income Bond Fund- Trust Class     P.O. Box 4019
                                  Gulfport, MS 39502-4019


                                  Hanco Reinvest                   253,848.593                       6.57%
                                  P.O. Box 4019
                                  Gulfport, MS 39502-4019


Hancock Horizon Strategic         Hanco Reinvest                   198,409.063                      40.95%
Income Bond Fund - Class A        P.O. Box 4019
                                  Gulfport, MS 39502-4019


                                  FundServ Account                  54,433.643                      11.24%
                                  FBO Hancock Bank 401K Plan
                                  One Hancock Plaza
                                  P.O. Box 4019
                                  Gulfport, MS 39502-4019


Hancock Horizon Strategic         FundServ Account                   1,510.093                      23.50%
Income Bond Fund - Class C        FBO Ms. Lottie Doskey
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


                                  FundServ Account                   1,039.232                      16.17%
                                  FBO Mr. Roberto Martinez
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


                                  FundServ Account                     977.467                      15.21%
                                  FBO Mr. Jerry Hamilton
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281

                                       10



                                      NAME AND ADDRESS OF           NUMBER OF                PERCENTAGE OF FUND'S
        FUND AND CLASS                    SHAREHOLDER             SHARES OWNED                OUTSTANDING SHARES
------------------------------------------------------------------------------------------------------------------------------
                                  FundServ Account                     701.957                      10.92%
                                  FBO Mollie Doucet
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


                                  FundServ Account                     327.706                       5.10%
                                  FBO Don Paul DeBendetto
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


Hancock Horizon Value Fund -      Hanco Gain                     1,468,462.705                      53.89%
Trust Class                       P.O. Box 4019
                                  Gulfport, MS 39502-4019


                                  Hanco                            959,116.367                      35.20%
                                  P.O. Box 4019
                                  Gulfport, MS 39502-4019


                                  Hanco Reinvest                   297,119.842                      10.90%
                                  P.O. Box 4019
                                  Gulfport, MS 39502-4019


Hancock Horizon Value Fund -      Hanco Reinvest                   186,637.986                      22.29%
Class A                           P.O. Box 4019
                                  Gulfport, MS 39502-4019


                                  FundServ Account                 135,423.806                      16.17%
                                  FBO Hancock Bank 401K Plan
                                  One Hancock Plaza
                                  P.O. Box 4019
                                  Gulfport, MS 39502-4019


Hancock Horizon Value Fund -      FundServ Account                   6,017.069                      26.05%
Class C                           FBO Mr. Carroll Gordon
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


                                  FundServ Account                   2,621.466                      11.35%
                                  FBO Ms. Tina Vidrine
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


                                  FundServ Account                   2,312.139                      10.01%
                                  FBO Mr. Manuel Maurigi
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


                                  FundServ Account                   1,345.059                       5.82%
                                  FBO Mr. Carroll Gordon
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


                                  FundServ Account                   1,225.290                       5.30%
                                  TOD Jason Peterson
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


Hancock Horizon Growth Fund -     Hanco Gain                     1,246,387.778                      52.93%
Trust Class                       P.O. Box 4019
                                  Gulfport, MS 39502-4019



                                      NAME AND ADDRESS OF           NUMBER OF                PERCENTAGE OF FUND'S
        FUND AND CLASS                    SHAREHOLDER             SHARES OWNED                OUTSTANDING SHARES
------------------------------------------------------------------------------------------------------------------------------
                                  Hanco                            869,274.805                      36.92%
                                  P.O. Box 4019
                                  Gulfport, MS 39502-4019


                                  Hanco Reinvest                   238,812.568                      10.14%
                                  P.O. Box 4019
                                  Gulfport, MS 39502-4019


Hancock Horizon Growth Fund -     FundServ Account                 175,849.319                      21.54%
Class A                           FBO Hancock Bank
                                  401K Plan
                                  One Hancock Plaza
                                  P.O. Box 4019
                                  Gulfport, MS 39502-4019


                                  Hanco Reinvest                   161,839.033                      19.83%
                                  P.O. Box 4019
                                  Gulfport, MS 39502-4019


Hancock Horizon Growth Fund -     FundServ Account                   3,064.861                      12.85%
Class C                           FBO Manuel Maurigi
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


                                  FundServ Account                   2,477.263                      10.38%
                                  FBO Ms. Tina Vidrine
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


                                  FundServ Account                   1,618.123                       6.78%
                                  P A Tims
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


                                  FundServ Account                   1,533.700                       6.43%
                                  FBO Mr. Donald Aubin
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


                                  FundServ Account                   1,479.747                       6.21%
                                  FBO Mr. Rodney Pearson
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


                                  FundServ Account                   1,364.943                       5.72%
                                  FBO Mrs. Dorethea Bauer
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


                                  FundServ Account                   1,227.621                       5.14%
                                  FBO Mrs. Debby Schell
                                  200 Liberty Street
                                  1 World Financial Center
                                  New York, NY 10281


Hancock Horizon Burkenroad Fund   The Administrators of the         25,635.562                      23.85%
- Class D                         Tulane Educational Fund
                                  6401 Freret Street
                                  Suite 178
                                  New Orleans, LA 70118


Hancock Horizon Burkenroad Fund   FundServ Account                  44,709.332                      21.52%
- Class A                         FBO Hancock Bank 401K Plan
                                  One Hancock Plaza
                                  P.O. Box 4019
                                  Gulfport, MS 39502-4019

                                       12

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

         PRICEWATERHOUSECOOPERS LLP AND KPMG LLP: Prior to May 17, 2004, PricewaterhouseCoopers LLP ("PwC") served as the principal accountant for the Funds listed in the table below. On May 17, 2004, PwC resigned and KPMG LLP ("KPMG") was engaged as the independent registered public accountants for these Funds. KPMG has informed the Trust that it has no material direct or indirect financial interest in the Trust. Representatives of KPMG are not expected to be present at the Special Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. The decision to change accountants was approved by the Audit Committee. Although KPMG currently serves as the Funds' principal accountant, the information presented below reflects the time periods when PwC served as the principal accountant for the Funds prior to May 17, 2004. PwC's report on the financial statements for the fiscal years ending January 31, 2003 and January 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ending January 31, 2003 and January 31, 2004, and the period until May 17, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


FUND                                                        FISCAL YEAR END
------------------------------------------------------------------------------

Hancock Horizon Treasury Securities Money Market Fund      January 31, 2004
Hancock Horizon Tax Exempt Money Market Fund
Hancock Horizon Strategic Income Bond Fund
Hancock Horizon Value Fund
Hancock Horizon Growth Fund
Hancock Horizon Burkenroad Fund


         AUDIT FEES. Audit fees include amounts related to the audit of the Funds' annual financial statements and services normally provided by PwC in connection with the Funds' statutory and regulatory filings. During the two most recently completed fiscal years, the Funds were billed the following audit fees:


                                                                                                                         ALL OTHER
                                                                                                                         FEES AND
                                                                                                                        SERVICES TO
                                                                                                ALL FEES AND             SERVICE
                                                                              ALL FEES AND         SERVICES TO          AFFILIATES
                                                                             SERVICES TO THE    SERVICE AFFILIATES     THAT DID NOT
                                                           FISCAL YEAR      FUNDS THAT WERE        THAT WERE             REQUIRE
FUND                                                         ENDING          PRE-APPROVED     WERE PRE-APPROVED       PRE-APPROVAL
-----------------------------------------------------------------------------------------------------------------------------------
Hancock Horizon Treasury Securities Money Market Fund          2004              $86,400              N/A                   N/A
Hancock Horizon Tax Exempt Money Market Fund                   2003              $80,000              N/A                   N/A
Hancock Horizon Strategic Income Bond Fund
Hancock Horizon Value Fund
Hancock Horizon Growth Fund
Hancock Horizon Burkenroad Fund



         AUDIT-RELATED FEES. PwC did not bill the Funds for any assurance or other services related to the performance of the audit of the Funds' financial statements, other than those reported under "Audit Fees" above, during the Funds' two most recently completed fiscal years.

         TAX FEES. PwC did not bill the Funds for any services related to tax compliance, tax advice, or tax planning during the Funds' two most recently completed fiscal years.

         ALL OTHER FEES. PwC did not bill the Funds for other products and services, other than the services reported above, for the Funds' two most recently completed fiscal years.

         AGGREGATE NON-AUDIT FEES. There were no non-audit fees billed by PwC for the last two fiscal years.

         KMPG: KPMG also serves as independent registered public accountants for the Champlain Small Company Fund and the Reaves Select Research Fund. KPMG has informed the Trust that it has no material direct or indirect financial interest in the Trust. Representatives of KPMG are not expected to be present at the Special Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. The Champlain Small Company Fund and the Reaves Select Research Fund commenced operations on December 1, 2004 and December 22, 2004, respectively, and, therefore, have not yet completed a full fiscal year.

         AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC and KPMG must be directly pre-approved by the Audit Committee.

         BOARD CONSIDERATION OF NON-AUDIT SERVICES. During the past year, all non-audit services provided by PwC and KPMG to any affiliated service providers were pre-approved by the Trust's Audit Committee. Included in the Audit Committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining PwC's and KPMG's independence, respectively.

SUBMISSION OF SHAREHOLDER PROPOSALS

         The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees, as discussed above under the heading "Nominating Committee." Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

         Abstentions and "broker non-votes" will not be counted for or against the proposal but will be counted for purposes of determining whether a quorum is present. The Trust believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the proposals when they have not received instructions from beneficial owners.

         No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

ADJOURNMENT

         In the event that sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote in favor of adjournments with respect to a proposal those proxies that they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Trust will bear the costs of any additional solicitation and any adjourned sessions.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                                By Order of the Trustees,

                                                /s/ James F. Volk

                                                James F. Volk
                                                President
Dated:  January 6, 2005

                                    EXHIBIT A

                          NOMINATING COMMITTEE CHARTER

I.  THE COMMITTEE.

         The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund, The MDL Funds, The Arbor Fund and Expedition Fund (collectively, the "Trusts"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "Independent Trustees." For purposes of this Charter, Independent Trustees shall mean members of the Board who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").


II.  BOARD NOMINATIONS AND FUNCTIONS.

1. The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trusts. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with investment advisers or service providers.

2. The Committee also shall evaluate the qualifications of and make recommendations for "interested" Trustee candidates to the Board.

3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the applicable Trust's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.


III.  COMMITTEE NOMINATIONS AND FUNCTIONS.

1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

2. The Committee is responsible for the adoption and administration of any policy for retirement from Board membership.

3. The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

4. The Committee shall, on an annual basis or at least as often as is required by law, review the performance of the Board. The Committee may invite any or all Interested Trustees or others to participate in such reviews as it deems appropriate.
                                      A-1

IV.  OTHER POWERS AND RESPONSIBILITIES.

1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the applicable Fund or Trust.

3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust's by-laws. In the event of any inconsistency between this Charter and a Trust's organizational documents, the provisions of the Trust's organizational documents shall govern.

5. The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

6. The Committee shall elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.


Adopted: May 18, 2004

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the Proxy card on reverse at hand.
2) Call 1-800-690-6903
3) Follow the recorded instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy card on reverse at hand.
2) Go to WWW.PROXYWEB.COM
3) Follow the on-line instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate box on the reverse side.
3) Sign, date and return the Proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.


THE ADVISORS' INNER CIRCLE FUND II
FUND NAME PRINTS HERE

NOTICE OF PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR THE SPECIAL MEETING OF SHAREHOLDERS DATED FEBRUARY 18, 2005

The undersigned, revoking previous proxies, if any, with respect to the Shares (defined below), hereby appoints Jim Ndiaye and Laurie Brooks as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of The Advisors' Inner Circle Fund II (the "Trust") to be held at SEI Investments Company, One Freedom Valley Drive, Oaks, PA, 19456, on February 18, 2005 at 11:00 a.m., EST, and any adjournments or postponements thereof, all shares of beneficial interest of the Meeting ("Shares") on the proposal set forth on the reverse side regarding (i) the election of the Board of Trustees of the Trust, and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Date: __________________, 2005


-------------------------------------
Signature(s) (SIGN IN THE BOX)

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

AIC II MK

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

Proposal: To elect member of the Board of the Trustees of the Trust

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF TRUSTEES OF THE TRUST.

FOR ALL NOMINEES LISTED
(EXCEPT AS MARKED TO THE
CONTRARY BELOW)*

         0

WITHHOLD AUTHORITY
TO VOTE FOR ALL NOMINEES

         0


(01) Robert A. Nesher
(02) William M. Doran
(03) John T. Cooney
(04) Robert A. Patterson
(05) Eugene B. Peters
(06) James M. Storey
(07) George J. Sullivan
(08) Betty L. Krikorian
(09) Charles E. Carlbom
(10) Mitchell A. Johnson

*INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEE(S) BELOW.

--------------------------------------------------------------------------


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

AIC II MK